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Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF ANTERO RESOURCES FINANCE CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with this quarterly report on Form 10-Q of Antero Resources Finance Corporation for the quarter ended June 30, 2010, I, Glen C. Warren, Jr., Chief Financial Officer of Antero Resources Finance Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
This Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in this Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of Antero Resources Finance Corporation for the periods presented therein.

Date: August 13, 2010
/s/ GLEN C. WARREN, JR. Glen C. Warren, Jr. President and Chief Financial Officer

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CERTIFICATION OF CHIEF FINANCIAL OFFICER OF ANTERO RESOURCES FINANCE CORPORATION PURSUANT TO 18 U.S.C. SECTION 1350